UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 30, 2011

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(972) 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

This Current Report on Form 8-K/A is being filed by FelCor Lodging Trust Incorporated (the “Company”) to update the Company's Current Report on Form 8-K (the “Prior Report”) dated August 26, 2011, which was filed on August 29, 2011.
The Company is filing this amended Current Report to clarify the date on the "Report of Independent Registered Public Accounting Firm" as issued by PricewaterhouseCoopers LLP ("PwC") included in Exhibit 99.1 of the Prior Report. In particular, PwC made a typographical correction to its report by modifying the language immediately following "February 24, 2011," to read: "(except with respect to our opinion on the consolidated financial statements insofar as it relates to the effects of discontinued operations discussed in Note~~s 1,5,~~ 6~~, 12,13,15, 17, 20 and 22 and subsequent events discussed in Note 23~~ as to which the date is August 26, 2011)" (changes noted).
Item 9. Financial Statements and Exhibits.

(a)    Financial statements of business acquired.
None.

(b)	Pro forma financial information.
None.

(c)	Exhibits.
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm

31.1	Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32	Certification of the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELCOR LODGING TRUST INCORPORATED

Date: August 30, 2011	By:	/s/ Lester C. Johnson
		Name:	Lester C. Johnson
		Title:	Senior Vice President, Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

23	Consent of Independent Registered Public Accounting Firm

31.1	Certification of the Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Certification of the Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32	Certification of the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1	Selected Financial Data; Management's Discussion and Analysis of Financial Condition and Results of Operations; and Financial Statements